News Release
Contact: Nolan Sundrud, Investor Relations
866.475.0317 x11619
investorrelations@bridgepointeducation.com

Bridgepoint Education Reports Second Quarter 2018 Results

SAN DIEGO (July 25, 2018) - Bridgepoint Education (NYSE:BPI), a provider of postsecondary education services, today announced its results for the three and six months ended June 30, 2018.
Financial Results for the Three Months Ended June 30, 2018
Revenue for the three months ended June 30, 2018 was $120.8 million, compared with revenue of $124.6 million for the three months ended June 30, 2017.
Operating income for the three months ended June 30, 2018 was $11.6 million, compared with operating income of $6.2 million for the three months ended June 30, 2017.
Net income for the three months ended June 30, 2018 was $17.2 million, compared with net income of $6.3 million for the three months ended June 30, 2017.
Diluted income per share for the three months ended June 30, 2018 was $0.63, compared with diluted income per share of $0.21 for the three months ended June 30, 2017.
The Company recognized an income tax benefit of $5.4 million for the three months ended June 30, 2018, compared with an income tax expense of $0.2 million for the three months ended June 30, 2017.
Non-GAAP Financial Results for the Three Months Ended June 30, 2018
Non-GAAP operating income for the three months ended June 30, 2018 was $14.4 million, compared with non-GAAP operating income of $6.2 million for the three months ended June 30, 2017. Non-GAAP operating income for the three months ended June 30, 2018 excludes a legal settlement charge of $0.1 million, as well as restructuring and impairment expenses of $2.7 million. There were no such expenses for the three months ended June 30, 2017.
Non-GAAP net income for the three months ended June 30, 2018 was $14.4 million, compared with non-GAAP net income of $6.3 million for the three months ended June 30, 2017. Non-GAAP net income for the three months ended June 30, 2018 excludes a legal settlement charge of $0.1 million, restructuring and impairment expenses of $2.7 million and an income tax benefit of $5.7 million, primarily associated with a non-recurring income tax audit examination settlement. There were no such expenses or tax benefit for the three months ended June 30, 2017.
Non-GAAP diluted income per share for the three months ended June 30, 2018 was $0.53, compared with non-GAAP diluted income per share of $0.21 for the three months ended June 30, 2017.
Financial Results for the Six Months Ended June 30, 2018
Revenue for the six months ended June 30, 2018 was $238.9 million, compared with revenue of $254.1 million for the six months ended June 30, 2017.
Operating income for the six months ended June 30, 2018 was $11.9 million, compared with operating income of $15.8 million for the six months ended June 30, 2017.
Net income for the six months ended June 30, 2018 was $19.5 million, compared with net income of $16.2 million for the six months ended June 30, 2017.

Diluted income per share for the six months ended June 30, 2018 was $0.71, compared with diluted income per share of $0.44 for the six months ended June 30, 2017.
The Company recognized an income tax benefit of $7.1 million for the six months ended June 30, 2018, compared with an income tax expense of $0.4 million for the six months ended June 30, 2017.
Non-GAAP Financial Results for the Six Months Ended June 30, 2018
Non-GAAP operating income for the six months ended June 30, 2018 was $14.7 million, compared with non-GAAP operating income of $15.8 million for the six months ended June 30, 2017. Non-GAAP operating income for the six months ended June 30, 2018 excludes a legal settlement charge of $0.1 million, as well as restructuring and impairment charges of $2.6 million. There were no such expenses for the six months ended June 30, 2017.
Non-GAAP net income for the six months ended June 30, 2018 was $14.8 million, compared with non-GAAP net income of $16.2 million for the six months ended June 30, 2017. Non-GAAP net income for the six months ended June 30, 2018 excludes a legal settlement charge of $0.1 million, restructuring and impairment charges of $2.6 million and an income tax benefit of $7.5 million, primarily associated with a non-recurring income tax audit examination settlement as well as tax deductions for refund claims for qualified production activities. There were no such expenses or tax benefits for the six months ended June 30, 2017.
Non-GAAP diluted income per share for the six months ended June 30, 2018 was $0.54, compared with non-GAAP diluted income per share of $0.44 for the six months ended June 30, 2017.
Balance Sheet and Cash Flow
As of June 30, 2018, the Company had combined cash, cash equivalents and investments of $173.7 million, compared with combined cash, cash equivalents and investments of $187.2 million as of December 31, 2017.
The Company used $9.2 million of cash in operating activities during the six months ended June 30, 2018, compared with $11.5 million of cash used in operating activities during the six months ended June 30, 2017.
Student Enrollment
Total student enrollment at the Company’s combined academic institutions was 40,097 students at June 30, 2018, compared with total student enrollment of 43,461 at June 30, 2017.
About Non-GAAP Financial Measures
This press release contains non-GAAP financial measures for non-GAAP operating income, non-GAAP net income and non-GAAP diluted income per share, which exclude restructuring and impairment credits, as well as certain income tax adjustments, as applicable. These non-GAAP financial measures are not prepared in accordance with U.S. generally accepted accounting principles (GAAP) and are not based on a comprehensive set of accounting rules. Management believes non-GAAP financial measures are useful in providing investors with an understanding of how specific line items in the consolidated statements of income are affected by items that may not be indicative of the operating results of the Company’s core business. To the extent that other companies use similar methods in calculating and reporting non-GAAP operating results, the Company believes provision of supplemental non-GAAP financial information allows for a meaningful comparison of the Company’s performance against the performance of other companies. The Company further believes that these non-GAAP financial measures provide useful information regarding its ongoing operating activities and business trends related to its results of operations, as well as a meaningful comparison with historical financial results. The Company’s management and board of directors utilize these non-GAAP financial measures, together with the Company’s financial statements prepared in accordance with GAAP, in developing operating budgets and evaluating the Company’s performance. These non-GAAP financial measures are intended to supplement GAAP financial information, and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Refer to the accompanying tables for a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Earnings Conference Call and Webcast
Bridgepoint Education will host a conference call at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Standard Time) today to discuss its latest financial results and recent highlights. The dial-in number for callers in the United States and Canada is 866-859-7412, and the dial-in number for other callers is 832-900-4623. The access code for all callers is 6997285. A live broadcast of the call will also be available on the Company’s website at
http://ir.bridgepointeducation.com.

A replay of the call will be available via telephone through August 25, 2018. To access the replay, callers in the United States and Canada should dial 855-859-2056 and other callers should dial 404-537-3406, and enter the access code 6997285.
About Bridgepoint Education
Bridgepoint Education, Inc. (NYSE:BPI) harnesses the latest technology to reimagine the modern student experience. Bridgepoint owns two academic institutions - Ashford University and University of the Rockies. Together, these programs, technologies, and resources represent a unique model for advancing education in the 21st century. Bridgepoint stands for greater access, social learning, and exposure to leading minds. For more information, visit www.bridgepointeducation.com or www.facebook.com/BridgepointEducation.
Forward-Looking Statements
This news release may contain forward-looking statements which are not statements of historical fact and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding management’s intentions, hopes, beliefs or expectations, and statements regarding the Company’s outlook for the remainder of 2018 and beyond. These forward-looking statements are based on current information and expectations and are subject to various risks and uncertainties. The Company’s actual performance or results may differ materially from those expressed in or suggested by such statements due to various factors, including without limitation: our ability to consummate the proposed merger of University of the Rockies into Ashford University and the conversion of Ashford University into a nonprofit university; the impact of the proposed merger, conversion, and separation of the Company from its academic institutions to focus on online program management; the success of our marketing, technology and new program development initiatives, the success of our Education Partnership programs, the impact of our ongoing cost-reduction initiatives; our ability to comply with the extensive and continually evolving regulatory framework applicable to the Company and its institutions; adverse administrative, economic, legislative or regulatory changes affecting the Company and its institutions; the imposition of fines or other corrective measures against the Company’s institutions; the impact of competition in the postsecondary education market; recruiting costs and tuition rates; reputational and other risks related to potential compliance audits; regulatory or legal actions; negative publicity or service disruptions; and our ability to attract, recruit and retain students or develop new or expanded programs in a timely and cost-effective manner.
Additional information on factors that could cause actual plans implemented and actual results achieved to differ materially from those set forth in the forward-looking statements is included from time to time in the Company’s filings with the Securities and Exchange Commission (SEC), including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC on February 21, 2018, the Company’s quarterly reports on Form 10-Q and the Company’s current reports on Form 8-K which are available at www.bridgepointeducation.com. You should not place undue reliance on any forward-looking statements. Forward-looking statements are made on the basis of management’s good faith beliefs, expectations and assumptions regarding future events based on information available at the time such statements are made. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update or revise any forward-looking statements to reflect actual results or any changes in assumptions, expectations or other factors affecting such forward-looking statements, except to the extent required by applicable securities laws.

BRIDGEPOINT EDUCATION, INC.
Condensed Consolidated Statements of Income
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Revenue	$120,834	$124,581	$238,865	$254,071
Costs and expenses:
Instructional costs and services	53,986	61,148	110,848	124,187
Admissions advisory and marketing	39,875	43,702	88,069	88,464
General and administrative	12,549	13,551	25,297	25,578
Legal settlement expense	141	—	141	—
Restructuring and impairment expense	2,729	—	2,570	—
Total costs and expenses	109,280	118,401	226,925	238,229
Operating income	11,554	6,180	11,940	15,842
Other income, net	282	341	532	784
Income before income taxes	11,836	6,521	12,472	16,626
Income tax (benefit) expense	(5,395)	207	(7,056)	443
Net income	$17,231	$6,314	$19,528	$16,183

Income per share:
Basic	$0.63	$0.22	$0.72	$0.46
Diluted	$0.63	$0.21	$0.71	$0.44
Weighted average number of common shares outstanding used in computing income per share:
Basic	27,170	28,918	27,167	35,473
Diluted	27,348	29,932	27,491	36,473

BRIDGEPOINT EDUCATION, INC.
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands)

	June 30, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$171,596	$185,098
Restricted cash	19,815	20,428
Investments	2,147	2,065
Accounts receivable, net	34,057	27,077
Prepaid expenses and other current assets	20,484	22,388
Total current assets	248,099	257,056
Property and equipment, net	9,141	10,434
Goodwill and intangibles, net	13,723	14,593
Other long-term assets	4,375	5,456
Total assets	$275,338	$287,539

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$61,747	$71,165
Deferred revenue and student deposits	58,761	68,207
Total current liabilities	120,508	139,372
Rent liability	5,968	7,001
Other long-term liabilities	4,781	12,708
Total liabilities	131,257	159,081
Total stockholders’ equity	144,081	128,458
Total liabilities and stockholders’ equity	$275,338	$287,539

BRIDGEPOINT EDUCATION, INC.
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(In thousands)

	Six Months Ended June 30,
	2018	2017
Cash flows from operating activities:
Net income	$19,528	$16,183
Adjustments to reconcile net income to net cash used in operating activities:
Provision for bad debts	11,709	16,974
Depreciation and amortization	3,533	4,696
Amortization of premium/discount	—	21
Deferred income taxes	8	43
Stock-based compensation	2,325	1,751
Net gain on marketable securities	(24)	(125)
Reassessment of lease charges	1,227	—
Loss on disposal or impairment of fixed assets	334	66
Changes in operating assets and liabilities:
Accounts receivable	(21,376)	(23,258)
Prepaid expenses and other current assets	1,904	(427)
Other long-term assets	737	267
Accounts payable and accrued liabilities	(10,588)	(11,764)
Deferred revenue and student deposits	(9,910)	(9,505)
Other liabilities	(8,624)	(6,439)
Net cash used in operating activities	(9,217)	(11,517)
Cash flows from investing activities:
Capital expenditures	(1,291)	(2,296)
Purchases of investments	(1,033)	(61)
Capitalized costs for intangible assets	(470)	(218)
Sales of investments	975	—
Maturities of investments	—	22,725
Net cash (used in) provided by investing activities	(1,819)	20,150
Cash flows from financing activities:
Proceeds from exercise of stock options	—	3,768
Proceeds from the issuance of stock under employee stock purchase plan	98	133
Tax withholdings on issuance of stock awards	(753)	(1,653)
Repurchase of common stock	(2,424)	(152,000)
Net cash used in financing activities	(3,079)	(149,752)
Net decrease in cash, cash equivalents and restricted cash	(14,115)	(141,119)
Cash, cash equivalents and restricted cash at beginning of period	205,526	332,335
Cash, cash equivalents and restricted cash at end of period	$191,411	$191,216

BRIDGEPOINT EDUCATION, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Operating Income Reconciliation:
GAAP operating income	$11,554	$6,180	$11,940	$15,842
Legal settlement expense	141	—	141	—
Restructuring and impairment expense	2,729	—	2,570	—
Non-GAAP operating income	$14,424	$6,180	$14,651	$15,842

Net Income Reconciliation:
GAAP net income	$17,231	$6,314	$19,528	$16,183
Legal settlement expense	141	—	141	—
Restructuring and impairment expense	2,729	—	2,570	—
Income tax impact	(5,743)	—	(7,487)	—
Non-GAAP net income	$14,358	$6,314	$14,752	$16,183

Diluted Income Per Share Reconciliation:
GAAP diluted income per share	$0.63	$0.21	$0.71	$0.44
Legal settlement expense	0.01	—	0.01	—
Restructuring and impairment expense	0.10	—	0.09	—
Income tax impact	(0.21)	—	(0.27)	—
Non-GAAP diluted income per share	$0.53	$0.21	$0.54	$0.44